Exhibit (10)e

                          KIMBERLY-CLARK CORPORATION
                        1992 EQUITY PARTICIPATION PLAN
                   (AS AMENDED EFFECTIVE NOVEMBER 14, 2000)



1.   PURPOSE

     This 1992 Equity Participation Plan (the "Plan") of Kimberly-Clark Corporation (the "Corporation") is intended to aid in attracting and retaining highly qualified personnel and to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation's or Affiliate's long-term success.

2.   EFFECTIVE  DATE

     The Plan was originally adopted effective as of April 24, 1992, upon approval by the stockholders of the Corporation at the 1992 Annual Meeting. The Plan as hereby amended and restated is effective as of November 14, 2000.

3.   DEFINITIONS

     "Account"  has  the  meaning  set  forth in subsection 7(a) of this Plan.
      -------

     "Affiliate"  means  any company in which the Corporation owns 20% or more
      ---------
of the equity interest (collectively, the  "Affiliates").

     "Award"  has  the  meaning  set  forth  in  section  6  of  this  Plan.
      -----

     "Award Agreement" means an agreement entered into between the Corporation
      ---------------
and a Participant setting forth the terms and conditions applicable to the Award granted to the Participant.

     "Base  Value"  has the meaning set forth in subsection 7(a) of this Plan.
      -----------

     "Board"  means  the  Board  of  Directors  of  the  Corporation.
      -----

     "Book  Value"  has the meaning set forth in subsection 7(a) of this Plan.
      -----------

     "Cause"  means  any  of  the  following:    (i)  the  commission  by  the
      -----
Participant of a felony; (ii) the Participant's dishonesty, habitual neglect or incompetence in the management of the affairs of the Corporation; or (iii) the refusal or failure by the Participant to act in accordance with any lawful directive or order of the Corporation, or an act or failure to act by the Participant which is in bad faith and which is detrimental to the Corporation.

     "Change  of Control" means an event deemed to have taken place if:  (i) a
      ------------------
third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Corporation having 20% or more of the total number of votes that may be cast for the election of Directors of the Corporation; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation.

     "Code"  means  the  Internal  Revenue  Code  of  1986 and the regulations
      ----
thereunder,  as  amended  from  time  to  time.

     "Committee"  means the Compensation Committee of the Board, provided that
      ---------
if the requisite number of members of the Compensation Committee are not Disinterested Persons, the Plan shall be administered by a committee, all of whom are Disinterested Persons, appointed by the Board and consisting of two or more directors with full authority to act in the matter. The term "Committee" shall mean the Compensation Committee or the committee appointed by the Board, as the case may be.

     "Committee  Rules"  means  the  interpretative guidelines approved by the
      ----------------
Committee  providing  the  foundation  for  administration  of  this  Plan.

     "Common  Stock" means the common stock, par value $1.25 per share, of the
      -------------
Corporation and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Corporation issued in substitution, in exchange for, or in lieu of the Common Stock.

     "Disinterested  Person"  means  a person who is a "Non-Employee Director"
      ---------------------
for purposes of rule 16b-3 under the Exchange Act, or any successor provision, and who is also an "outside director" for purposes of section 162(m) of the Code or any successor section.

     "Dividend  Shares"  has  the meaning set forth in subsection 7(c) of this
      ----------------
Plan.

     "Dividend  Share  Value"  means  Dividend  Share  Value  as  defined  in
      ----------------------
subsection  7(c)  of  this  Plan.

     "Exchange  Act"  means  the Securities Exchange Act of 1934 and the rules
      -------------
and  regulations  thereunder,  as  amended  from  time  to  time.

     "Fair Market Value" means the reported closing price of the Common Stock,
      -----------------
on the relevant date as reported on the composite list used by The Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale.

     "Incentive Stock Option" means an Option which is so defined for purposes
      ----------------------
of  section  422  of  the  Code  or  any  successor  section.

     "Insider"  has  the  meaning  set forth in subsection 15(k) of this Plan.
      -------

     "Maturity  Date"  has  the  meaning  set forth in subsection 7(b) of this
      --------------
Plan.

     "Maturity  Value"  has  the  meaning set forth in subsection 7(c) of this
      ---------------
Plan.

     "Nonqualified  Stock  Option"  means any Option which is not an Incentive
      ---------------------------
Stock  Option.

     "Option" means a right to purchase a specified number of shares of Common
      ------
Stock  at  a  fixed option price equal to no less than 100% of the Fair Market
Value  of  the  Common  Stock  on  the  date  the  Award  is  granted.

     "Option Price" has the meaning set forth in subsection 8(b) of this Plan.
      ------------

     "Participant"  means an employee who the Committee selects to participate
      -----------
in  and  receive  Awards  under  the  Plan (collectively, the "Participants").

     "Participation  Shares"  means  the  right, as described in section 7, to
      ---------------------
receive an amount equal to the increase in Book Value on a specified number of shares of Common Stock.

     "Qualified  Termination  of  Employment"  means  the  termination  of  a
      --------------------------------------
Participant's employment with the Corporation and/or its Affiliates within the two (2) year period following a Change of Control of the Corporation for any reason (whether voluntary or involuntary) unless such termination is by reason of death or disability or unless such termination is (i) by the Corporation for Cause or (ii) by the Participant without Good Reason. Subject to the definition of "Termination by the Participant for Good Reason," transfers of employment for administrative purposes among the Corporation and its Affiliates shall not be deemed a Qualified Termination of Employment.

     "Retirement"  and  "Retires"  means  the  termination of employment on or
      ----------         -------
after the date the Participant is entitled to receive immediate payments under a qualified retirement plan of the Corporation or an Affiliate; provided, however, if the Participant is not eligible to participate under a qualified retirement plan of the Corporation or its Affiliates then such Participant shall be deemed to have retired if his termination of employment is on or after the date such Participant has attained age 55.

     "Severe  Financial Hardship" means a severe financial hardship as defined
      ---------------------------
in  subsection  15(h)  of  this  Plan.

     "Stock  Appreciation Right (SAR)" has the meaning set forth in subsection
      -------------------------------
8(j)(i)  of  this  Plan.

     "Termination  by  the  Participant  for  Good  Reason"  shall  mean  the
      ----------------------------------------------------
occurrence (without the Participant's express written consent) of any one of the following acts by the Corporation, or failures by the Corporation to act, unless, in the case of any act or failure to act described below, such act or failure to act is corrected prior to the Participant's termination date:

     (i) the assignment to the Participant of any duties inconsistent with the Participant's status with the corporation or a substantial adverse alteration in the nature or status of the Participant's responsibilities from those in effect immediately prior to the Change of Control other than such alteration primarily attributable to the fact that the Corporation may no longer be a public company;

     (ii) a reduction by the Corporation of the Participant's annual base salary by five percent or more as in effect immediately prior to the Change of Control, except for across-the-board salary reductions similarly affecting all similarly situated employees of the Corporation;

     (iii) the Corporation requiring the Participant to be based at a location more than 50 miles from the location of the Participant's office as of the date of the Change of Control except for required travel on the Corporation's business to an extent substantially consistent with the Participant's business travel obligations as of the date of the Change of Control;

     (iv) the failure of the Corporation to pay as soon as administratively feasible, after notice from the Participant, any portion of the Participant's current compensation;

     (v) the failure of the Corporation to continue in effect any compensation plan in which the Participant participates immediately prior to the Change of Control which is material to the Participant's total compensation, including but not limited to the Corporation's stock option, incentive compensation, and bonus plans, or any substitute plans adopted prior to the Change of Control, unless an equitable arrangement (which is embodied in an ongoing substitute or alternative plan but which need not provide the Participant with equity-based incentives) has been made with respect to such plan, or the failure by the Corporation to continue the Participant's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable than the benefits provided to other participants; or

     (vi) the failure by the Corporation to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant under any of the Corporation's pension, life insurance, medical, health and accident, or disability plans in which the Participant was participating at the time of the Change of Control, the taking of any action by the Corporation which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by the Participant at the time of the Change of Control, or the failure by the Corporation to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the Change of Control.

     The Participant's right to terminate the Participant's employment for Good Reason shall not be affected by the Participant's incapacity due to physical or mental illness. The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

     "Total  and  Permanent Disability" means Totally and Permanently Disabled
      --------------------------------
as  defined  in  the Kimberly-Clark Corporation Salaried Employees' Retirement
Plan.

4.   ADMINISTRATION

     The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee, in its absolute discretion, shall have the power to interpret and construe the Plan and any Award Agreements; provided, however, that no such action or determination may increase the amount of compensation payable that would otherwise be due in a manner that would result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section. Any interpretation or construction of any provisions of this Plan or the Award Agreements by the Committee shall be final and conclusive upon all persons. No member of the Board or the Committee shall be liable for any action or determination made in good faith.

     Within 60 days following the close of each calendar year that the Plan is in operation, the Committee shall make a report to the Board. The report shall specify the employees who received Awards under the Plan during the prior year, the form and size of the Awards to the individual employees, and the status of prior Awards.

     The Committee shall have the power to promulgate Committee Rules and other guidelines in connection with the performance of its obligations, powers and duties under the Plan, including its duty to administer and construe the Plan and the Award Agreements.

     The Committee may authorize persons other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, except that: (a) the authority to grant Awards, the selection of officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or Award shall not be delegated by the Committee; (b) the authority to administer Awards with respect to persons who are subject to section 16 of the Exchange Act shall not be delegated by the Committee; (c) any delegation shall satisfy all applicable requirements of rule 16b-3 of the Exchange Act, or any successor provision; and (d) no such delegation shall result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan.

5.   ELIGIBILITY

     The Committee shall from time to time select the Plan Participants from those employees whom the Committee determines either to be in a position to contribute materially to the success of the Corporation or Affiliate or to have in the past so contributed. Only employees (including officers and directors who are employees) of the Corporation and its Affiliates are eligible to participate in the Plan.

6.   FORMS  OF  AWARDS

     All Awards under the Plan shall be made in the form of Participation Shares or Options. The Committee may make Awards solely in Options or Participation Shares, or in any combination of the two. Notwithstanding anything in this Plan to the contrary, any Awards shall contain the restriction on assignability in subsection 15(f) of this Plan to the extent required under rule 16b-3 of the Exchange Act.

7.   PARTICIPATION  SHARES

     The Committee shall from time to time designate those Participants who shall receive Participation Share awards. The Committee shall advise such Participants of their Participation Share awards by a letter indicating the number of Participation Shares awarded and the following terms and conditions of the award.

          (a)          Base  Value  of  Participation  Shares.   The number of
Participation Shares awarded to a Participant shall be entered in such Participant's memorandum account (the "Account") established for this purpose as of the date of the award. Each Participation Share shall be assigned a base value equal to the book value of one share of Common Stock as of the close of the fiscal year of the Corporation preceding the date of the award (the "Base Value"). Book value per share shall be defined for purposes of the Plan as common stockholders' equity, as reported in the year-end audited consolidated financial statements, or in the quarter-end unaudited consolidated financial statements, of the Corporation (as the case may be), divided by the number of shares of Common Stock outstanding as of the date of such financial statements, as adjusted pursuant to the provisions of the Plan (the "Book Value"). The term "book value", when used without initial capital letters, shall be defined as in the preceding sentence without the adjustments.

          (b) Maturation of Participation Shares. An Award of Participation Shares shall reach maturity at the close of the fiscal year (i) in which either the fifth or seventh anniversary, as determined by the Committee when the Award is granted, of the date the Award occurs, (ii) the Participant who holds such Award dies, Retires, or becomes Totally and Permanently Disabled, or (iii) the events described in subsection 9(a) occur, whichever is earlier (the "Maturity Date"). The Book Value at the Maturity Date shall be the Book Value as of the close of the fiscal year of the Corporation in which such Maturity Date occurs.

          (c) Participation Share Payments. Each Participant shall be entitled to receive a payment equal to the sum of the Maturity Value and the Dividend Share Value for his or her Participation Share award, payable as provided in subsection 7(g). Any such payment after June 8, 2000 shall be payable solely in cash. Any such payment on or before June 8, 2000 shall be payable either in cash, or partly in cash and up to 50 percent in Common Stock, as determined by the Committee when the Award is granted. Such payment in Common Stock shall be payable in the number of shares of Common Stock that could have been purchased with the amount equal to the sum of the Maturity Value and the Dividend Share Value for that portion of his or her Participation Share award which is payable in Common Stock, at the average of the Fair Market Value of shares of Common Stock on each business day during the month immediately preceding the month of such payment. A Participation Share award only shall be paid in Common Stock as provided above to the extent shares of Common Stock are available under section 10 hereof, with the remainder settled in cash. To the extent shares of Common Stock are not fully available under section 10 hereof to fully pay such portion of the Award in shares of Common Stock then the available shares of Common Stock shall be paid on a pro rata basis, with the remainder settled in cash.

          The "Maturity Value" of an Award of Participation Shares shall be equal to the Book Value of the Participation Shares subject to such Award at the Maturity Date less the Base Value of such Participation Shares.

          Participants are not entitled to receive current dividends on their Participation Shares, but in lieu thereof their Accounts shall be credited with dividend shares (the "Dividend Shares"). The "Dividend Share Value" of an award shall be equal to the product of (A) the number of Dividend Shares credited to a Participant's Account and (B) the Book Value per share of the Common Stock at the Maturity Date. The amount available for the acquisition of Dividend Shares for a Participant's Account at the end of each fiscal quarter of the Corporation shall be determined by multiplying the total cash dividend declared per share of Common Stock during such quarter (but subsequent to the date of the award in the case of Participation Shares and subsequent to the date of crediting in the case of Dividend Shares) by the total of the Participation Shares and Dividend Shares in the Participant's Account. The amount so determined shall be divided by the Book Value of one share of Common Stock as of the close of such fiscal quarter, and the quotient shall represent the number of full and fractional Dividend Shares credited to the Participant's Account for that quarter.

     (d) Dividend Maintenance. No Dividend Shares shall be credited to a Participant's Account in any quarter (i) in which the total cash dividends declared per share of Common Stock are less than $.205 or (ii) in which the total cash dividends declared per share of Common Stock are less than the total cash dividends declared per share of Common Stock in the same quarter of the immediately preceding year, except that the determination of whether the total cash dividends per share of Common Stock are less than in the immediately preceding year shall be made after adjustment for the two-for-one stock split which occurred in 1992 and the two-for-one stock split which was declared on February 20, 1997, in accordance with generally accepted accounting principles. When total cash dividends declared per share of Common Stock are less than total cash dividends declared per share of Common Stock in the same quarter of the immediately preceding year as described above, the book value of each Participation Share held by a Participant shall be reduced by an amount equal to the difference between the cash dividend declared in such immediately preceding quarter less the cash dividend declared in the quarter the cash dividend is reduced.

          (e) Adjustments. To preserve the benefit to the Participant and the Corporation contemplated hereby, stock repurchases (other than Common Stock transferred to the Corporation upon the exercise of an Option pursuant to subsection 8(f)) or changes in the Corporation's accounting policies during any fiscal year shall be automatically excluded for purposes of determining Book Value for purposes of this Plan for such fiscal year and for all future years with respect to any outstanding Participation Share Awards; provided, however, that the Committee shall have the discretion to waive any such exclusion that would have the effect of increasing Book Value (to the extent that such discretion does not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section). To further preserve the benefit to the Participant and the Corporation contemplated hereby, if a cash dividend is declared in any quarter and the payment date for such cash dividend is later than the immediately subsequent quarter, then such cash dividend will be deemed to be declared in the quarter immediately preceding the payment date for all purposes of this Plan, as of the first date the Board meets in such quarter, or if the Board does not meet in such quarter, on the first business day of such quarter, including, but not limited to, the determination of (i) Book Value in subsection 7(a), (ii) Dividend Shares in subsection 7(c) and (iii) whether the total cash dividends declared per share of Common Stock in a quarter is less than $.205 or whether the total cash dividends declared per share of Common Stock are less than the total cash dividends declared per share of Common Stock in the same quarter of the immediately preceding year in subsection 7(d).

          (f) Absence of Rights as a Stockholder. A Participant shall not be entitled, on the basis of a Participation Share award, to any of the rights of a stockholder of the Corporation, including the right to vote and receive dividends on Common Stock.

          (g) Date of Payment. Except as provided in subsection 15(h), the payment provided for in subsection 7(c) shall be payable within 90 days following the Maturity Date.

          (h) Termination of Employment. Except as provided in subsection 9(a), any Participation Shares or Dividend Shares credited to a Participant's Account shall be forfeited if the Participant is dismissed or leaves the service of the Corporation or Affiliate prior to the Maturity Date of the award for any reason other than death, Retirement or Total and Permanent Disability.

          (i) Termination of Award. After the Corporation makes the cash payment provided for in subsection 7(c), any rights of the Participant (or the Participant's estate or beneficiaries) in the Participation Share award shall end.

8.   STOCK  OPTIONS

     The Committee shall determine and designate from time to time those Participants to whom Options are to be granted and the number of shares of Common Stock to be optioned to each. Such Options may be in the form of Incentive Stock Options or in the form of Nonqualified Stock Options. After granting an Option to a Participant, the Committee shall cause to be delivered to the Participant an Award Agreement evidencing the granting of the Option. The Award Agreement shall be in such form as the Committee shall from time to time approve. The terms and conditions of all Options granted under the Plan need not be the same, but all Options must meet the applicable terms and conditions specified in subsections 8(a) through 8(h).

          (a) Period of Option. The Period of each Option shall be no more than 10 years from the date it is granted.

          (b) Option Price. The Option price shall be determined by the Committee, but shall not in any instance be less than the Fair Market Value of the Common Stock at the time that the Option is granted (the "Option Price").

          (c) Limitations on Exercise. The Option shall not be exercisable until at least one year has expired after the granting of the Option, during which time the Participant shall have been in the continuous employ of the Corporation or an Affiliate; provided, however, that the Option shall become exercisable immediately in the event of a Qualified Termination of Employment of a Participant, without regard to the limitations set forth below in this subsection 8(c). At any time during the period of the Option after the end of the first year, the Participant may purchase up to 30 percent of the shares covered by the Option; after the end of the second year, an additional 30 percent; and after the end of the third year, the remaining 40 percent of the total number of shares covered by the Option; provided, however, that if the Participant's employment is terminated for any reason other than death, Retirement or Total and Permanent Disability, the Option shall be exercisable only for three months following such termination and only for the number of shares of Common Stock which were exercisable on the date of such termination. In no event, however, may an Option be exercised more than 10 years after the date of its grant.

          (d) Exercise after Death, Retirement, or Disability. If a Participant dies or becomes Totally and Permanently Disabled, without having exercised the Option in full, the remaining portion of such Option may be exercised, without regard to the limitations in subsection 8(c), within (i) three years from the date of any such event or (ii) the remaining period of the Option, whichever is earlier. Upon a Participant's death, the Option may be exercised by the person or persons to whom such Participant's rights under the Option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator. If a Participant Retires without having exercised the Option in full, the remaining portion of such Option may be exercised, without regard to the limitations in subsection 8(c), within the remaining period of the Option.

          (e) Non-transferability. During the Participant's lifetime, Options shall be exercisable only by such Participant. Options shall not be transferable other than by will or the laws of descent and distribution upon the Participant's death. Notwithstanding anything in this subsection 8(e) to the contrary, the Committee may grant to designated Participants the right to transfer Nonqualified Stock Options, to the extent allowed under rule 16b-3 of the Exchange Act, subject to the terms and conditions of the Committee Rules.

          (f) Exercise; Notice Thereof. Options shall be exercised by delivering to the Corporation, at the office of the Treasurer at the World Headquarters, written notice of the number of shares with respect to which Option rights are being exercised and by paying in full the Option Price of the shares at the time being acquired. Payment may be made in cash, a check payable to the Corporation or in shares of Common Stock transferable to the
Corporation and having a Fair Market Value on the transfer date equal to the amount payable to the Corporation. The date of exercise shall be deemed to be the date the Corporation receives the written notice and payment for the shares being purchased. A Participant shall have none of the rights of a stockholder with respect to shares covered by such Option until the Participant becomes the record holder of such shares.

          (g) Purchase for Investment. It is contemplated that the Corporation will register shares sold to Participants pursuant to the Plan
under  the  Securities  Act  of  1933.    In  the  absence  of  an  effective
registration, however, a Participant exercising an Option hereunder may be required to give a representation that he/she is acquiring such shares as an investment and not with a view to distribution thereof.

          (h)          Limitations  on  Incentive  Stock  Option  Grants.

               (i) An Incentive Stock Option shall be granted only to an individual who, at the time the Option is granted, does not own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or Affiliates.

               (ii) The aggregate Fair Market Value of all shares with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any year shall not exceed $100,000. The aggregate Fair Market Value of such shares shall be determined at the time the Option is granted.

          (i) Options for Nonresident Aliens. In the case of any Option awarded to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a State of the United States, the Committee may
(i) waive or alter the conditions set forth in subsections 8(a) through 8(h) to the extent that such action is necessary to conform such Option to applicable foreign law, or (ii) take any action, either before or after the award of such Option, which it deems advisable to obtain approval of such Option by an appropriate governmental entity; provided, however, that no action may be taken hereunder if such action would (1) increase any benefits accruing to any Participants under the Plan, (2) increase the number of securities which may be issued under the Plan, (3) modify the requirements for eligibility to participate in the Plan, (4) result in a failure to comply with applicable provisions of the Securities Act of 1933, the Exchange Act or the Code or (5) result in the disallowance of a deduction to the Corporation under section  162(m)  of  the  Code  or  any  successor  section.

          (j)          Election  to  Receive  Cash  Rather  than  Stock.

               (i) At the same time as Nonqualified Stock Options are granted the Committee may also grant to designated Participants the right to convert a specified number of shares of Common Stock covered by such Nonqualified Stock Options to cash, subject to the terms and conditions of this subsection 8(j). For each such Option so converted, the Participant shall be entitled to receive cash equal to the difference between the Participant's Option Price and the Fair Market Value of the Common Stock on the date of conversion. Such a right shall be referred to herein as a Stock Appreciation Right ("SAR"). Participants to which an SAR has been granted shall be notified of such grant and of the Options to which such SAR pertains. An SAR may be revoked by the Committee, in its sole discretion, at any time, provided, however, that no such revocation may be taken hereunder if such action would result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

               (ii) A person who has been granted an SAR may exercise such SAR during such periods as provided for in the rules promulgated under section 16 of the Exchange Act. The SAR shall expire when the period of the subject Option expires.

               (iii) At the time a Participant converts one or more shares of Common Stock covered by an Option to cash pursuant to an SAR, such Participant must exercise one or more Nonqualified Stock Options, which were granted at the same time as the Option subject to such SAR, for an equal number of shares of Common Stock. In the event that the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options is adjusted as provided in the Plan, the above SARs shall automatically be adjusted in the same ratio which reflects the adjustment to the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options.

9.   GOVERNMENT  SERVICE,  LEAVES  OF  ABSENCE  AND  OTHER TERMINATIONS

         (a) A Participation Share award shall be considered to reach maturity as of the close of the fiscal year in which (i) a Participant's employment terminates because such Participant enters governmental service or (ii) the Participant's employment with the Corporation or an Affiliate is terminated by reason of a shutdown or divestiture of all or a portion of the Corporation's or its Affiliate's business.

         (b) An authorized leave of absence, or qualified military leave in accordance with section 414(u) of the Code, shall not be deemed to
     be a termination of employment for purposes of the Plan.   A termination
     of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan.

10.  SHARES  SUBJECT  TO  THE  PLAN

     The number of shares of Common Stock available with respect to all Awards granted under this Plan shall not exceed 40,000,000 in the aggregate, of which not more than 40,000,000 shall be available for option and sale, subject to the adjustment provision set forth in section 12 hereof. The shares of Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares, as the Board may from time to time determine. Participation Shares which are retired through forfeiture or maturity, other than those Participation Shares which are retired through the payment of Common Stock, and shares subject to Options which become ineligible for purchase will be available for Awards under the Plan to the extent permitted by section 16 of the Exchange Act (or the rules and regulations promulgated thereunder) and to the extent determined to be appropriate by the Committee. Shares of Common Stock which are distributed through the payment of Participation Share Awards pursuant to subsection 7(c) will not be available for Awards under the Plan.

11.  INDIVIDUAL  LIMITS

     The maximum number of Participation Shares or shares of Common Stock covered by Options which may be granted to any Participant within any 2 consecutive calendar year period shall not exceed 1,000,000 in the aggregate. If an Option which had been granted to a Participant is canceled, the shares of Common Stock which had been subject to such canceled Option shall continue to be counted against the maximum number of shares for which Options may be granted to the Participant. In the event that the number of Participation Shares which may be awarded or Options which may be granted is adjusted as provided in the Plan, the above limits shall automatically be adjusted in the same ratio which reflects the adjustment to the number of Participation Shares or Options available under the Plan.

12.  CHANGES  IN  CAPITALIZATION

     In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participant contemplated hereby, to reflect such changes in (a) the aggregate number of shares subject to the Plan, (b) the maximum number of shares for which Options or Participation Shares may be granted or awarded to any Participant, (c) the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options, (d) the number of Participation Shares, the Base Value per Participation Share awarded to Participants, and the number of Dividend Shares credited to Participants' Accounts, and (e) such other provisions of the Plan as may be necessary and equitable to carry out the foregoing purposes, provided, however that no such adjustment or change may be made to the extent that such adjustment or change will result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

13.  EFFECT  ON  OTHER  PLANS

     All payments and benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant's estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. The Plan shall not be construed to affect in any way a Participant's rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.  TERM  OF  THE  PLAN

     The term of the Plan shall be ten years, beginning April 24, 1992, and ending April 23, 2002, unless the Plan is terminated prior thereto by the Committee. No Option may be granted or Participation Share awarded after the termination date of the Plan, but Options and Participation Shares theretofore granted or awarded shall continue in force beyond that date pursuant to their terms.

15.  GENERAL  PROVISIONS

          (a) Designated Beneficiary. Each Participant who shall be granted a Participation Share award under the Plan may designate a beneficiary or beneficiaries with the Committee on a form to be prescribed by it; provided that no such designation shall be effective unless so filed prior to the death of such Participant.

          (b) No Right of Continued Employment. Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates expressly reserve the right to discharge any Participant without liability to the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.

          (c) Binding Effect. Any decision made or action taken by the Corporation, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons.

          (d)     Modification  of  Awards.

               (1) The Committee may in its sole and absolute discretion, by written notice to a Participant, (i) limit or eliminate the ability of the Participant's Participation and Dividend Shares to generate additional Dividend Shares, and/or (ii) fix the Book Value of all or any portion of the Participant's existing Participation and existing or future Dividend Shares for the purposes of any payments that might be made under subsection (c) at their Book Value as of the end of the fiscal year of the Corporation in which such notice is dated so that no further appreciation occurs in such Book Value, and/or (iii) limit the period in which an Option may be exercised to a period ending at least three months following the date of such notice, and/or (iv) limit or eliminate the number of shares subject to Option after a period ending at least three months following the date of such notice. Notwithstanding anything in this subsection 15(d) to the contrary, the Committee may not take any action to the extent that such action would result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

               (2) A Participant's Participation Share or Dividend Share which has had its ability to generate additional Dividend Shares limited or eliminated and for which the Book Value is fixed pursuant to subsection 15(d)(1)(i) of the Plan shall be credited with interest equal to the product of (i) the number of Interest Credits (determined pursuant to subsection 15(d)(3) below) credited to such Participant's Account as of the Maturity Date and (ii) the Book Value at which such Participation Share or Dividend Share has been fixed.

               (3) The number of Interest Credits to be credited to a Participant's Account for each fiscal quarter of the Corporation ending after the date as of which the Book Value of such Participant's Participation Shares or Dividend Shares is fixed shall be determined as follows. The total cash dividend declared per share of Common Stock during such quarter (but subsequent to the date of the award in the case of Participation Shares and subsequent to the date of crediting in the case of Dividend Shares) shall be multiplied by the total of the Participation Shares, Dividend Shares and Interest Credits in the Participant's Account. The amount so determined shall be divided by the Book Value of one share of Common Stock as of the
          close of such  fiscal  quarter.    The  quotient shall represent the
          number of full and fractional Interest Credits credited to such Participant's Account for that quarter.

          (e) No Segregation of Cash or Stock. The Accounts established for Participants are merely a bookkeeping convenience and neither the Corporation nor its Affiliates shall be required to segregate any cash or stock which may at any time be represented by Awards. Nor shall anything provided herein be construed as providing for such segregation. Neither the Corporation, its Affiliates, the Board nor the Committee shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liability of the Corporation or its Affiliates to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation or its Affiliates shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation or its Affiliates.

          (f) Inalienability of Benefits and Interest. Except as provided in subsections 8(e) and 15(a), no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.

          (g) Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

          (h)  Election  to  Defer  Receipt.

               (1) A Participant may, with the consent of the Committee, elect to defer the receipt of all or any portion of amounts which may otherwise become payable under subsection 7(c). A Participant's receipt of any portion of the amount payable with respect to one or more outstanding Participation Share awards shall be deferred if, prior to the Maturity Date of any such award, or if earlier, such Participant's termination of employment, such Participant irrevocably elects such deferral by written notice to the Committee signed by the Participant and delivered to the Committee, and the Committee consents to such deferral. Such notice must clearly specify the manner of distribution described in paragraph (2) below which shall apply with respect to such deferred amounts. After adjustment for any resulting interest, the deferred amount shall be paid at the date or dates specified in the Participant's letter, and such adjusted amount shall not be subject to forfeiture as otherwise provided in subsection 7(h). Notwithstanding the foregoing, with the consent of the Committee, an election made prior to January 1, 1999 pursuant to this paragraph may be irrevocably modified by a Participant prior to the earlier of (i) January 1, 1999, (ii) such Participant's termination of employment or (iii) the payment of the first installment pursuant to subsection 15(h)(2) below.

               (2) Amounts deferred pursuant to this subsection 15(h) shall be distributed in accordance with clause (i), (ii), or (iii), below, as elected by the Participant: (i) up to 20 annual installments commencing in the year after the termination of employment by reason of retirement; (ii) up to five annual installments, commencing 13 months after the Participant's repatriation to his home country following a foreign assignment; or (iii) up to five annual installments, commencing as of a date requested by the Participant; provided, however, that such date shall not be more than 20 years after the Maturity Date. The amount of each installment under clause (i),
(ii) or (iii) above shall be equal to the product of the amount which has not been distributed immediately prior to such installment and a fraction, the numerator of which is one and the denominator of which is the number of installments yet to be paid.

               (3)       (i)     Notwithstanding any other provision of this
Plan to the contrary, deferred amounts shall be paid in one lump sum as soon as practicable after the death of the Participant or the termination of employment of the Participant with the Corporation for reasons other than Retirement or Total and Permanent Disability; however, if a Participant is or has been on foreign assignment in the 12 months immediately prior to the date of his termination of employment, and if the termination of employment is for any reason other than Retirement or Total and Permanent Disability, any remaining amounts shall be paid in one lump sum 13 months following the earlier of (A) the date of the Participant's repatriation to his home country following the foreign assignment or (B) the date of such termination of employment.

                         (ii)      Upon written application by a Participant or
his legal representative stating that severe financial hardship will result from continued deferral, the Committee in its sole discretion may authorize payment of such Participant's deferred amounts prior to the date specified in the written notice described in subparagraph (h)(1) above. For purposes of this Plan, a "severe financial hardship" is an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the individual if the emergency distribution were not permitted. Cash needs arising from foreseeable events, such as the purchase of a residence or education expenses for children shall not be considered the result of a severe financial hardship. For purposes of this Plan, a "severe financial hardship" is limited to an event described in Treasury Regulation section 1.401(k)-1(d)(2)(iv)(A)(1) or (4). For purposes of this Plan, a distribution is in "the amount necessary to satisfy the emergency" only if the requirements of Treasury Regulation section
1.401(k)-1(d)(2)(iv)(B)  are  satisfied.    A  Participant  must  provide  the
Committee  with substantiation of any such claim of severe financial hardship.

               (4) Amounts deferred hereunder shall be credited with interest, compounded quarterly, from the date such amount otherwise would have been paid at a rate yielding interest equivalent to the per annum market discount rate for six-month U.S. Treasury Bills as published by the Federal Reserve Board for the seven calendar days prior to January 1 (for interest to be credited for the subsequent fiscal quarters ending March 31 and June 30) and prior to July 1 (for interest to be credited for the subsequent fiscal quarters ending on September 30 and December 31).

     (i)       Purchase  of  Common  Stock.    The Corporation and its
Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Corporation and its Affiliates shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.

     (j) Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.

     (k)     Withholding.  The Committee shall require the withholding of all taxes as required by law. In the case of payments of Awards in shares of Common Stock or other securities, withholding shall be as required by law and in the Committee Rules. A Participant may elect to have any portion of the federal, state or local income tax withholding required with respect to an exercise of a Nonqualified Stock Option satisfied by tendering to the Corporation shares of Common Stock, which, in the absence of such an election, would have been issued to such Participant in connection with such exercise. In the event that the value of the shares of Common Stock tendered to satisfy the withholding tax required with respect to an exercise exceeds the amount of such tax, the excess of such market value over the amount of such tax shall be returned to the Participant, to the extent possible, in whole shares of Common Stock, and the remainder in cash. The value of a share of Common Stock tendered pursuant to this subsection 15(k) shall be the Fair Market Value of the Common Stock on the date on which such shares are tendered to the Corporation. An election pursuant to this subsection 15(k) shall be made in writing and signed by the Participant. An election pursuant to this subsection 15(k) is irrevocable. A Participant who exercises an option may satisfy the income tax withholding due in respect of such exercise pursuant to this subsection 15(k) only to meet required tax withholding. Shares of Common Stock cannot be withheld in excess of the minimum number required for tax withholding.

     (l)       Amendments.  The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Awards and Award Agreements under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Exchange Act (including rule 16b-3 thereof) and (4) that such action would not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder); provided, however, that if any of the foregoing requires the approval by stockholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the approval of the stockholders. Except as provided in subsections 8(i) and 15(d) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant under the Plan.